CONDENSED CONSOLIDATED UNAUDITED INTERIM STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Profit or loss [abstract]
Revenues	$ 32,638	$ 24,168
Cost of revenues	8,197	6,059
Gross profit	24,441	18,109
Research and development expenses	6,100	4,676
Selling and marketing expenses	9,782	9,102
General and administrative expenses	4,163	3,177
Total operating expenses	20,045	16,955
Operating profit	4,396	1,154
Finance income	2,130	3,414
Finance expense	1,198	1,207
Profit before income taxes	5,328	3,361
Income taxes	328	227
Net profit and total comprehensive income	$ 5,000	$ 3,134
Basic net loss per share	$ 0.13	$ 0.08
Diluted net loss per share	$ 0.12	$ 0.07